UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 1, 2013

Mellanox Technologies, Ltd.

(Exact name of Registrant as Specified in its Charter)

Israel	001-33299	98-0233400
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Beit Mellanox

Yokneam, Israel 20692

(Address of Principal Executive Offices)

+972-4-909-7200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.             Regulation FD Disclosure.

On July 1, 2013, Mellanox Technologies, Ltd. (the “Company” or “Mellanox”) publicly disseminated a press release announcing the closing of the Company’s previously-announced acquisition of privately-held IPtronics A/S (“IPtronics”), a leader in optical interconnect component design for digital communications, at a total cash purchase price of approximately $47.5 million, subject to certain working capital and other adjustments. The IPtronics acquisition enhances Mellanox’s ability to deliver complete end-to-end optical interconnect solutions at 100Gb/s and beyond. With IPtronics’ high-speed transmitter and receiver devices, Mellanox can offer the complete technology portfolio required to provide cost-effective, high-speed networks and deliver next generation optical connectivity. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

All statements included or incorporated by reference in this Current Report on Form 8-K, other than statements or characterizations of historical fact, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Forward-looking statements can often be identified by words such as “projects,” “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions and variations or negatives of these words.  These forward-looking statements are based on the Company’s current expectations, management’s beliefs and certain assumptions made by the Company, all of which are subject to change.

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 of Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.  It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act if such subsequent filing specifically incorporates by reference this Form 8-K.

Item 9.01.             Financial Statements and Exhibits.

(d)        Exhibits.

The following exhibit is furnished with this Current Report on Form 8-K:

99.1                        Press Release dated July 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 1, 2013	MELLANOX TECHNOLOGIES, LTD.

	By:	/s/ Jacob Shulman
	Name:	Jacob Shulman
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 1, 2013.